SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

October 20, 2008

Date of Report

(Date of Earliest Event Reported)

WIZZARD SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

COLORADO                  001-33935                   87-0609860

(State or other juris-         (Commission File No.)       (IRS Employee

              diction of incorporation)                                                     I.D. No.)

5001 Baum Boulevard

Pittsburgh, Pennsylvania 15213

(Address of Principal Executive Offices)

(412) 621-0902

Registrant's Telephone Number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Armen Geronian resigned as the Chief Technical Officer of Wizzard Software Corporation, a Colorado corporation (the "Company"), effective as of October 20, 2008.  Mr. Geronian resigned for the sole purpose of allowing him more time to work on product development for the Company’s media business as a Senior Programmer.  Mr. Geronian’s role as CTO has consumed more time during the last year than in previous years and he was not able to directly contribute to the Company’s growth with his programming skills, which is his desire and expertise.  Mr. Geronian did not resign because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices and plans to continue in a full time capacity with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WIZZARD SOFTWARE CORPORATION

Date:  10/24/08

 /s/  Christopher J. Spencer

Christopher J. Spencer, Chief Executive

Officer and President